EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2013
EARNINGS PER SHARE
NOTE 13:-	EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

	Year ended December 31,
	2011	2012	2013
Net income	$543,966	$620,000	$652,800

Weighted average ordinary shares outstanding (in thousands)	206,917	203,918	195,647

Dilutive effect:
Employee stock options and RSUs (in thousands)	7,005	5,252	3,840

Diluted weighted average ordinary shares outstanding (in thousands)	213,922	209,170	199,487

Basic earnings per ordinary share	$2.63	$3.04	$3.34

Diluted earnings per ordinary share	$2.54	$2.96	$3.27